SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 23, 2017

AmeriCredit Automobile Receivables Trust 2017-1

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-206924-05	88-7022356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2017-1 (the “Issuing Entity”), to issue $182,000,000 Class A-1 0.92000% Asset Backed Notes (the “Class A-1 Notes”), $230,000,000 Class A-2-A 1.51% Asset Backed Notes (the “Class A-2-A Notes”), $75,000,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes” and together with the Class A-2-A Notes, the “Class A-2 Notes”), $189,000,000 Class A-3 1.87% Asset Backed Notes (the “Class A-3 Notes”), $73,370,000 Class B 2.30% Asset Backed Notes (the “Class B Notes”), $91,080,000 Class C 2.71% Asset Backed Notes (the “Class C Notes”), $89,550,000 Class D 3.13% Asset Backed Notes (the “Class D Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”), $23,780,000 Class E 0.00% Asset Backed Notes (the “Class E Notes”), and an Asset Backed Certificate (the “Certificate”), on February 23, 2017 (the “Closing Date”). The Publicly Offered Notes will be registered under the Registration Statement filed by the Registrant and AFS SenSub Corp. with the Securities and Exchange Commission under the file number 333-206924.

This Current Report on Form 8-K is being filed in connection with the issuance of the Publicly Offered Notes to satisfy an undertaking to file unqualified validity and tax opinions at the time of each takedown from the Registration Statement. Copies of the validity and tax opinions delivered by Katten Muchin Rosenman LLP, counsel to the Registrants, in connection with the issuance of the Publicly Offered Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity.

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2017-1

By:	AmeriCredit Financial Services, Inc., as Servicer

By:	/s/ Frank E. Brown III

Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: February 23, 2017

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity.

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters.

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